UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

ROADSHIPS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 W Millbrook Road
Raleigh NC 27609
919-846-5229
www.roadships.us

Registrant’s telephone number, including area code: 919-846-5229

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ROADSHIPS HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Exhibit – 10.1 Incentive Option Agreement for Michael Norton-Smith
Exhibit – 10.2  Employment Agreement for Patrick Joseph Greene
Exhibit – 10.3  Employment Agreement for Robert George McClelland
Exhibit -  10.4  Employment Agreement for Michael Nugent
Exhibit – 10.5  Incentive Option Agreement for Michael Nugent

Signatures

Item 1.01  Entry into a Material Definitive Agreement

Incentive Option Agreement with Michael Norton-Smith

Pursuant to his employment agreement (the “MNS Agreement”) attached as Exhibit 10.1 to the Roadships Holdings, Inc. (the “Company” or “Registrant”) Current Report on Form 8-K filled on April 20, 2012, Mr. Norton-Smith received a stock option award, to purchase 10,000,000 shares of common stock at a price of $0.001 per share.  The option may be exercised in whole or in part, but may only be exercised in lots of Twenty Five Thousand (25,000) shares. Mr. Norton-Smith shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares until he has exercised the option and has become the shareholder of record of those shares.  This option may only be exercised by Mr. Norton-Smith during the term of his employment and as follows:

-	The option to purchase 5,000,000 shares shall vest immediately and expire on or before April 19, 2013.

-	The option to purchase the remaining 5,000,000 shares shall vest after April 19, 2013 and expire on April 19, 2014.

It is important to note that the Option Agreement is not meant to grant any new securities to Mr. Norton-Smith but instead is meant to formalize and govern the incentive options and rights that had been previously granted and reported in our April 20, 2012 Current Report on Form 8-K.  A copy of the Incentive Option Agreement for Michael Norton-Smith is attached hereto as Exhibit 10.1.

Employment Agreement for Patrick Joseph Greene, Robert George McClelland and Michael Nugent and Incentive Option Agreement for Michael Nugent.

The information provided in Item 5.02 below is hereby incorporated by reference to this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2012, the Board of Directors of the Registrant executed employment agreements (the “Agreements”) for Patrick Joseph Greene, Robert George McClelland and Michael Nugent (Patrick Joseph Greene, Robert George McClelland and Michael Nugent shall hereinafter be collectively referred to as the “Officers”).  Pursuant to the Agreements which have been attached hereto as Exhibit 10.2, 10.3 and 10.4 none of the Officers will receive an annual salary for their service to the Company.

It is important to note however that pursuant to their respective employment agreements, the Officers and Michael Norton-Smith were issued “put options” for their shares in the Company.  Pursuant to these “put options” if at any time during the course of their employment should the Officers or Michael Norton-Smith become disabled or be terminated without cause, they shall have the right and option to sell any or all of their shares to the Company at a price per share equal to the fair value of a share multiplied by the number of shares being sold. The purchase price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of these individuals to the Company or in cash by bank or cashier's check.

Pursuant to his employment agreement (attached as Exhibit 10.4), Michael Nugent has also received performance options as set forth in the Incentive Option Agreement for Michael Nugent which has been attached hereto as Exhibit 10.5.  Mr. Nugent received a stock option award, to purchase 10,000,000 shares of common stock at a price of $0.001 per share.  The option may be exercised in whole or in part, but may only be exercised in lots of Twenty Five Thousand (25,000) shares. Mr. Nugent shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares until he has exercised the option and has become the shareholder of record of those shares.  This option may only be exercised by Mr. Nugent during the term of his employment and as follows:

-	The option to purchase 5,000,000 shares shall vest immediately and expire on or before July 2, 2013.

-	The option to purchase the remaining 5,000,000 shares shall vest after July 2, 2013 and expire on July 2, 2014.

Michael Nugent

Micheal Nugent holds office and active roles with several private and public companies in the USA and Australia, including as the Founder, Chairman and CEO of Roadships America, Inc., a private Florida company that is developing Short Sea Shipping Systems. He is CEO of Nugent Engine Technologies Inc., a Florida public company that is investigating new engine technologies. He is the Founder and President of Cycclone Magnetic Engines Inc., a private Nevada company that is developing engine technology. He is President and CEO of Roman Acquisition Corp., a Nevada public company.  He is Founder, Chairman and CEO of Fire From Ice Films, Inc., a private Nevada company that is partnering with feature film producers. He is CEO of Endeavour Logistics Pty Ltd, a private Australian company that consults with Australian Transport Companies. He is also Chairman and CEO of Adbax Pty Ltd and Adbax Truckside Management Pty Ltd, 2 private Australian companies that provide truckside advertising as an affiliate of Truckads USA. Mr Nugent completed his discipline as a Diesel Fitter in 1983 with Cummins Diesel Sales and Service. Mr Nugent is a member of the Australian Institute of Company Directors, Marine Highways Cooperative, The Coastwise Coalition and the Advertising Federation of Australia.

Robert McClelland

Robert McClelland is a Director and company Secretary of Endeavour Logistics Pty Ltd. Endeavour represents the transport arm of Roadships Holdings, Inc. in Australia.  Mr. McClelland also serves as a Director of Cycclone Magnetic Engines Inc. He is also a Director of Fire From Ice Films Pty Ltd.  Robert spent 27 years in the Automotive parts Industry and some 6 years in the finance sector.  Robert is currently a Director of Adbax Truckside Management Pty Ltd. in Australia.

Patrick Greene

Mr. Green is a Director and Chief Financial Officer of Endeavour Logistics Pty Ltd, Endeavour represents the transport arm of Roadships Holdings Inc in Australia. Mr. Greene also serves as Operations Manager of Adbax Truckside Management Pty Ltd.  Mr. Greene completed his discipline in the automotive and marine industries in 1988, he also taught automotive trade students at a technical college (TAFE) in the 90’s. He spent 20 years in his industry as an employee and business operator.  He is a Director and company Secretary of Nugent Engine Technologies Pty Ltd.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit – 10.1 Incentive Option Agreement for Michael Norton-Smith
Exhibit – 10.2  Employment Agreement for Patrick Joseph Greene
Exhibit – 10.3  Employment Agreement for Robert George McClelland
Exhibit -  10.4  Employment Agreement for Michael Nugent
Exhibit – 10.5  Incentive Option Agreement for Michael Nugent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2012	Roadships Holdings, Inc.

By: /s/ Michael Nugent
Michael Nugent
Chief Executive Officer